SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A-1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 14, 2003

SOURCE DIRECT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

NEVADA	333-69414	98-0191489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2345 North Woodruff Avenue, Idaho Falls, Idaho                   83401

 (Address of Principal Executive Offices)                              (Zip Code)

Registrant’s telephone number, including area code:  (877) 529-4114

ITEM 7.  EXHIBITS

The following exhibit is furnished with this report in accordance with the provisions of Item 601 of Regulation S-B:

Exhibit No.

Description of Exhibit

Location

16.1

Letter dated October 14, 2003, from Richard Prinzi, Jr.

CPA to the Securities and Exchange Commission on

change in certifying accountant

Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Source Direct Holdings, Inc.

Date: October 20, 2003

By __/s/ Deren Z. Smith______________

      Deren Z. Smith, President

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